UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 28, 2012

Burlington Northern Santa Fe, LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-11535	27-1754839
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2650 Lou Menk Drive, Fort Worth, TX		76131
(Address of Principal Executive Offices)		(Zip Code)

(800) 795-2673

(Registrant’s Telephone Number, Including Area Code)

(Not Applicable)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Burlington Northern Santa Fe, LLC (“BNSF”) entered into an underwriting agreement (the “Underwriting Agreement”) dated as of February 28, 2012, with J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed therein (collectively, the “Underwriters”), pursuant to which BNSF agreed to sell and the Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, $625,000,000 million in aggregate principal amount of 3.05% Debentures due March 15, 2022, and $625,000,000 million in aggregate principal amount of 4.40% Debentures due March 15, 2042, as described in the prospectus supplement dated February 28, 2012, filed pursuant to BNSF’s shelf registration statement on Form S-3, Registration No. 333-166755.

The debentures were issued under the Indenture dated as of December 1, 1995, the Fifth Supplemental Indenture dated as of February 11, 2010 and the Tenth Supplemental Indenture dated as of March 2, 2012, between BNSF and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as successor in interest to The First National Bank of Chicago, as trustee, and an officers’ certificate providing for the issuance of the debentures. The Underwriters delivered the debentures against payment on March 2, 2012.

A copy of the Underwriting Agreement, Tenth Supplemental Indenture and other documents relating to this transaction are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON NORTHERN SANTA FE, LLC

Date: March 2, 2012	By:	/s/ Thomas N. Hund
Name: Thomas N. Hund
Title: Executive Vice President and Chief Financial Officer

BURLINGTON NORTHERN SANTA FE, LLC

INDEX OF EXHIBITS

Exhibit Number	Description
1.1	Underwriting Agreement, dated February 28, 2012, among Burlington Northern Santa Fe, LLC and J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Tenth Supplemental Indenture, dated as of March 2, 2012, to Indenture dated as of December 1, 1995, between Burlington Northern Santa Fe, LLC and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	Certificate of Determination as to the terms of BNSF’s 3.05% Debentures due March 15, 2022 and 4.40% Debentures due March 15, 2042.

5.1	Opinion of Cravath, Swaine & Moore LLP, as to the validity of the securities being offered.

23.1	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1).